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                                                                  Exhibit 10.3.4



                  AMENDMENT NO. THREE TO EMPLOYMENT AGREEMENT


     Amendment No. Three, dated as of ______________, 1997, to Employment Agreement, dated as of March 1, 1994, amended by Amendment No. One dated as of April 1, 1994, and Amendment No. Two dated as of November 7, 1995, between NORWALK SAVINGS SOCIETY, a capital stock savings bank organized and existing under the laws of the State of Connecticut with headquarters located in Norwalk, Connecticut (the "Bank"), and JERE T. DORNEY of Wilton, Connecticut ("Executive").

                                   RECITALS


     WHEREAS, the Bank and the Executive mutually desire to amend the Employment Agreement.

     NOW THEREFORE, the parties agree as follows:

     1. Section 1 of the Agreement shall be amended to provide that the term of employment shall be extended to March 1, 2001, unless subsequently extended or sooner terminated as provided in the Agreement.

     2. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

     3. This Amendment No. Three to Employment Agreement shall be construed pursuant to and in accordance with the laws of the State of Connecticut. The Agreement shall otherwise remain in full force and effect as originally written, except that the Change of Control provisions of Section 11 have been and are superseded by a separate agreement regarding change of control between the Executive and the Bank.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. Three to Employment Agreement on the date first above written.

                         NORWALK SAVINGS SOCIETY


                         By
                            ----------------------------------
                            Chairman of the Board of Directors


                         EXECUTIVE


                            ----------------------------------
                            Jere T. Dorney